U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 28, 2003

                      WILSON GREATBATCH TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                        1-16137               16-1531026
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(State or other jurisdiction      (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)

 10,000 Wehrle Drive, Clarence, New York                            14031
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(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code (716) 759-6901

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 9. REGULATION FD DISCLOSURE

     On April 28, 2003, Wilson Greatbatch Technologies, Inc. issued a press release announcing the Company's earnings for the fiscal quarter ended April 3, 2003. A copy of the release is furnished with this report as an exhibit pursuant to Item 12 under Item 9 of this Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 28, 2003                     WILSON GREATBATCH TECHNOLOGIES, INC.

                                              By: /s/ Lawrence P. Reinhold
                                                  ------------------------------
                                                  Lawrence P. Reinhold
                                                  Executive Vice President and
                                                  Chief Financial Officer
                                                  (Principal Accounting Officer)


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EXHIBIT
NUMBER           DESCRIPTION
------           -------------
99.1             Earnings Release of Wilson Greatbatch Technologies, Inc. dated
                 April 28, 2003.